Exhibit 99.2

[LOGO]

Jay Debertin President & CEO

[LOGO]

CHS Values PEOPLE REWARDING CUSTOMER RELATIONSHIPS COMMUNITY STEWARDS PARTNERSHIP AND SHARED SUCCESS INTEGRITY

2018 Priorities: Strengthen and Grow Strengthen Relationships Sharpen Operational Excellence RESTORE Financial Flexibility

2018 Priorities: Strengthen and Grow Strengthen Relationships Employee Engagement Owner/Customer Engagement Grow Core Business Equity Management

[LOGO]

[LOGO]

[LOGO]

[LOGO]

[LOGO]

2018 Priorities: Strengthen and Grow Strengthen Relationships Employee Engagement Owner/Customer Engagement Grow Core Business Sharpen Operational Excellence Safety CHS United Centers of Excellence Finance, Credit Risk Management Equity Management

[LOGO]

[LOGO]

Worlds population is rising quickly 10 BILLION By 2050

One Farmer Feeds 155 25

[LOGO]

[LOGO]

[LOGO]

2018 Priorities: Strengthen and Grow Strengthen Relationships Employee Engagement Owner/Customer Engagement Grow Core Business Sharpen Operational Excellence Safety CHS United Centers of Excellence Finance, Credit Risk Management RESTORE Financial Flexibility Expense Working Capital CapEx Optimize Assets Equity Management

[LOGO]

[LOGO]

[LOGO]

[LOGO]

[LOGO]

[LOGO]

[LOGO]

[LOGO]

[LOGO]

[LOGO]

[LOGO]

[LOGO]

[LOGO]

[LOGO]

[LOGO]

STRENGTHEN & GROW

2017 CHS ANNUAL MEETING

STRENGTHEN
& GROW
2017 CHS ANNUAL MEETING

Jay Debertin
President & CEO

CHS Values


INTEGRITY
PEOPLE
PARTNERSHIP AND SHARED SUCCESS
REWARDING CUSTOMER RELATIONSHIPS
COMMUNITY STEWARDS

2018 Priorities: Strengthen and Grow

- STRENGTHEN RELATIONSHIPS
- SHARPEN OPERATIONAL EXCELLENCE
- RESTORE FINANCIAL FLEXIBILITY

2018 Priorities: Strengthen and Grow

STRENGTHEN RELATIONSHIPS

- Employee Engagement
- Owner/Customer Engagement
- Grow Core Business

Equity Management


STRENGTHEN
& GROW


STRENGTHEN
& GROW


PAYBACK
STRENGTHEN
& GROW


STRENGTHEN
& GROW


STRENGTHEN
& GROW

2018 Priorities: Strengthen and Grow

STRENGTHEN RELATIONSHIPS

- Employee Engagement
- Owner/Customer Engagement
- Grow Core Business

SHARPEN OPERATIONAL EXCELLENCE

- Safety
- CHS United
- Centers of Excellence Finance, Credit
- Risk Management

Equity Management


STRENGTHEN
& GROW


STRENGTHEN
& GROW


10 BILLION
By 2050
STRENGTHEN
& GROW

One Farmer Feeds


155
25
1957
2017

STRENGTHEN
& GROW


STRENGTHEN
& GROW


STRENGTHEN
& GROW


STRENGTHEN
& GROW

2018 Priorities: Strengthen and Grow

STRENGTHEN RELATIONSHIPS

- Employee Engagement
- Owner/Customer Engagement
- Grow Core Business

SHARPEN OPERATIONAL EXCELLENCE

- Safety
- CHS United
- Centers of Excellence Finance, Credit
- Risk Management

RESTORE FINANCIAL FLEXIBILITY

- Expense
- Working Capital
- CapEx
- Optimize Assets
- Equity Management


STRENGTHEN
& GROW



STRENGTHEN
& GROW


CHS
STRENGTHEN & GROW


CHS
STRENGTHEN
& GROW


Ardent Mills
Nourishing whats next
STRENGTHEN
& GROW


STRENGTHEN
& GROW


Expense Management
Working Capital and Liquidity
Capital Spending
Equity Management
Portfolio Review
STRENGTHEN & GROW


STRENGTHEN
& GROW


STRENGTHEN
& GROW


STRENGTHEN
& GROW


CHS
CHS
STRENGTHEN
& GROW


Please share your question for
CHS Leadership here:
Optional: If you provide your name and contact
information, we'll send you a personal response in
the event we aren't able to answer your question or
a similar one during the member interaction session
on Friday morning.
STRENGTHEN
& GROW


STRENGTHEN
& GROW


STRENGTHEN
& GROW